ASG GLOBAL ALTERNATIVES FUND

ASG GLOBAL MACRO FUND

ASG MANAGED FUTURES STRATEGY FUND

ASG TACTICAL U.S. MARKET FUND

Supplement dated November 2, 2015 to the Statement of Additional Information of the ASG Global Alternatives Fund, ASG Global Macro Fund, ASG Managed Futures Strategy Fund and ASG Tactical U.S. Market Fund, dated May 1, 2015, as may be revised or supplemented from time to time.

Effective immediately, the last paragraph in the “AlphaSimplex” sub-section within the section “Portfolio Transactions and Brokerage” is hereby amended and restated as follows:

Portfolio transactions for each client account are generally completed independently, except when AlphaSimplex is in the position of buying or selling the same security for a number of its clients under the same conditions (e.g., limit prices) at approximately the same time. Because of market fluctuations, the prices obtained on such transactions within a single day may vary substantially. In such a case, some clients would receive the benefit of the more favorable prices while others would not. In order to more equitably allocate the effects of such market fluctuations, AlphaSimplex has adopted the following aggregation procedures. For purposes of aggregating client orders for all securities, other than futures contracts and forward contracts, for all clients, each client that participates in an aggregated order will participate at the average price for all AlphaSimplex’s transactions in that security on a given business day and transaction costs will be shared pro rata based on each client’s participation in the transaction. If the aggregated order is partially filled, it will be allocated among clients pro rata. For purposes of aggregating client orders for futures contracts and forward contracts for all clients, each client that participates in an aggregated order will receive fill prices that are designed to minimize the dispersion of average prices across client accounts. In the event that average prices across accounts cannot be equalized, an algorithm will be used to determine how departures from the overall average price will be distributed randomly across accounts. Allocations performed in this manner are expected to be fair and equitable over time.